                AMENDMENT NO. 14 TO LOAN AND SECURITY AGREEMENT
                -----------------------------------------------

                            AM GENERAL CORPORATION
                            105 North Niles Avenue
                        South Bend, Indiana  46634-7025



                                                               December 21, 1999


Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036


Gentlemen:

     Congress Financial Corporation ("Lender") and AM General Corporation ("Borrower") have entered into financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated as of April 30, 1992, by and between Lender, Borrower, AM General Sales Corporation ("AM Sales") and General Engine Products, Inc. ("General Engine"), as amended pursuant to Amendment No. 1 to Loan and Security Agreement, dated July 10, 1992, Amendment No. 2 to Loan and Security Agreement, dated October 27, 1992, Amendment No. 3 to Loan and Security Agreement, dated September 15, 1993, Amendment No. 4 to Loan and Security Agreement, dated November 16, 1994, Amendment No. 5 to Loan and Security Agreement, dated December 14, 1994, Amendment No. 6 to Loan and Security Agreement, dated February 23, 1995, Amendment No. 7 to Loan and Security Agreement, dated April 25, 1995, Amendment No. 8 to Loan and Security Agreement, dated April 27, 1995, Amendment No. 9 to Loan and Security Agreement, dated June 26, 1996, Amendment No. 10 to Loan and Security Agreement, dated August 22, 1996, Amendment No. 11 to Loan and Security Agreement, dated December 17, 1996, Amendment No. 12 to Loan and Security Agreement, dated March 14, 1997 and Amendment No. 13 to Loan and Security Agreement, dated as of October 30, 1998 (as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement," and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, collectively, the "Financing Agreements").

     Borrower designs and manufactures High-Mobility Multipurpose Wheeled Vehicles for sale to the U.S. and foreign military services (the "HUMVEE"). Borrower also designs and manufactures a commercial version of the HUMVEE under the name, "HUMMER" (the "Current Vehicle").

     Borrower has advised Lender that it may acquire its current plant and property located in Mishawaka, Indiana (the "Existing Facility") and enter into mortgage financing for such acquisition secured by a lien on the Existing Facility.

     Borrower is also entering into arrangements with General Motors Corporation, a Delaware corporation ("GM"), pursuant to which GM will, at its expense, design, engineer, certify and release a new generation vehicle based upon an existing GM platform bearing the HUMMER trademark (the "New Vehicle") and retain Borrower to assemble the New Vehicle. In connection with these arrangements, GM will make a non-interest bearing, secured loan to Borrower in the approximate amount set forth in Exhibit A hereto ("GM Loan"). Borrower will use the proceeds of the GM Loan to finance: (i) the engineering and construction of a new addition on to the Existing Facility (the "HUMMER Annex"); (ii) the purchase of certain machinery and equipment for use in the production of the New Vehicle and to be installed in the HUMMER Annex; and (iii) costs required for Borrower to prepare to assemble the New Vehicles (except for the cost of the time of Borrower's management and employees dedicated to the performance of the activities contemplated by the GM Agreements (as such term is hereinafter defined)). Borrower will repay the GM Loan with a portion of the fee it receives from GM for the delivery by Borrower to GM of an assembled New Vehicle. At certain times, GM has the option to convert all or part of the outstanding balance of the GM Loan into capital stock of Borrower, subject to certain limitations as set forth in the GM Equity Conversion Agreement (as hereinafter defined). Borrower will also assign all of its right, title and interest to the HUMMER Trademark (as hereinafter defined) to GM and GM will license such trademark to Borrower for Borrower to continue to use in connection with the manufacture and distribution of the Current Vehicle.

     Borrower has requested that Lender consent to: (i) the assignment by Borrower to GM of the HUMMER Trademark pursuant to the GM Assignment, (ii) the Indebtedness of Borrower to GM arising pursuant to the GM Loan, (iii) the grant of a security interest in and lien upon the GM Collateral (as hereinafter defined) by Borrower to GM to secure the GM Loan, (iv) the release by Lender of its liens on the HUMMER Trademark, (v) certain amendments to the Senior Note Indenture required by the arrangements of Borrower with GM, (vi) the issuance of additional shares of common stock by Borrower to GM pursuant to the GM Equity Conversion Agreement, (vii) the grant by Borrower to GM of the right to use the GM Collateral and the right to use or occupy certain assets of Borrower pursuant to the GM Right of Access Agreement, (viii) the amendment to the Loan Agreement with respect to the amount of Capital Expenditures permitted thereunder, (ix) contract assembly work by Borrower, and (x) certain other amendments to the Loan Agreement as set forth herein.


     1.     Definitions
            -----------

     1.1 Additional Definitions.  As used herein, the following terms shall have
         ----------------------
the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation of, each of the following definitions:

         (1)  "Amendment No. 14" shall mean this Amendment No. 14 to the Loan
               ----------------
and Security Agreement by and among Borrower, AM Sales, General Engine and
Lender.

         (2)  "Current Vehicle" shall have the meaning set forth above.
               ---------------

         (3)  "Eligible HUMVEE Finished Goods Inventory" shall mean Inventory of
               ----------------------------------------
Borrower which is otherwise Eligible Inventory consisting of HUMVEES which are first quality finished goods held for resale in the ordinary course of the business of Borrower, which do not use or bear any of the HUMMER Trademarks.

         (4)  "Eligible HUMVEE Service Parts Inventory" shall mean engines,
               ---------------------------------------
transmissions, wheels, doors, tires, panels, and other components, parts, appliances, accessories, accessions, attachments or other equipment to be incorporated in, affixed or attached to, installed on or otherwise related to the HUMVEES constituting current service parts, which do not use or bear any of the HUMMER Trademarks.

         (5)  "Eligible HUMVEE Work-In-Process Inventory" shall mean engines,
               -----------------------------------------
transmissions, wheels, doors, tires, panels and other components, parts, appliances, accessories, accessions, attachments or other equipment to be incorporated in, affixed or attached to, installed on or otherwise related to the HUMVEES constituting current work-in-process, which do not use or bear any of the HUMMER Trademarks.

         (6)  "GM" shall mean General Motors Corporation, a Delaware
               --
corporation, and its successors and assigns.

         (7)  "GM Agreements" shall mean, collectively, the following (as the
               -------------
same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (i) the GM Note, (ii) the GM Security Agreement,
(iii) the GM Right of Access Agreement, (iv) the GM Assignment, (v) the GM Equity Conversion Agreement, (vi) the GM Assembly Agreement, (vii) the GM License Agreement, and (viii) all agreements, documents and instruments executed and/or delivered in connection therewith; the foregoing may sometimes be referred to herein, individually, as a "GM Agreement".

         (8)  "GM Assembly Agreement" shall mean the New Vehicle Assembly
               ---------------------
Agreement, dated on or about the date hereof, by and between GM and Borrower, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         (9)  "GM Assignment" shall mean the Assignment Agreement, dated on or
               -------------
about the date hereof, by and between Borrower, as assignor and GM, as assignee, with respect to the HUMMER Trademark as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         (10) "GM Collateral" shall mean the equipment and the HUMMER Annex
               -------------
acquired by Borrower after the date hereof, with the proceeds of the GM Loan, used in the production of the New Vehicles; provided, that, in no event shall
                                            --------  ----
the "GM Collateral" include: (i) any of the assets and properties of Borrower existing as of the date hereof, (ii) any existing or hereafter arising or acquired accounts receivable, chattel paper, documents, instruments, letters of credit, deposit accounts, inventory or general intangibles of Borrower (other than general intangibles relating specifically and directly to the equipment and real property constituting the GM Collateral), and (iii) any amounts at any time deposited in or received in the lockbox or blocked account established by Borrower in connection with its financing arrangements with Lender for the handling of collections of accounts or other assets and the remittance thereof to Lender or any other amounts at any time paid to Lender in respect of the obligations of Borrower to Lender.

         (11) "GM Equity Conversion Agreement" shall mean the Equity Conversion
               ------------------------------
Agreement, dated on or about the date hereof, by and between Borrower and GM, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         (12) "GM Note" shall mean the Promissory Note, dated on or about the
               -------
date hereof, issued by Borrower payable to GM in the original principal amount set forth in Exhibit A hereto as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         (13) "GM Right of Access Agreement" shall mean the Right of Access
               ----------------------------
Agreement, dated on or about the date hereof, by and between Borrower and GM, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         (14) "GM Security Agreement" shall mean the Security Agreement, dated
               ---------------------
on or about the date hereof, by Borrower in favor of GM with respect to the GM Collateral, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         (15) "HUMMER Annex" shall have the meaning set forth above.
               ------------

         (16) "HUMVEE" shall have the meaning set forth above.
               ------

         (17) "HUMMER Trademark" shall mean the trademarks, marks, words, names,
               ----------------
letters, numbers, symbols, emblems, shapes, designs, devices and trade dress, or any combination thereof listed on Exhibit B hereto.

         (18) "New Vehicle" shall have the meaning set forth above.
               -----------

         (19) "Supplemental Senior Note Indenture" shall mean the Supplement to
               ----------------------------------
Indenture, dated on or about the date hereof, by and between Borrower and Trustee.

     1.2 Amendment to Definition.
         -----------------------

         (1) The term "Eligible Non-Hummer Part Inventory" shall be amended to add the following on the end of that definition immediately before the period:

     "and HUMVEES."

         (2) The term "Hummers" in the Loan Agreement shall be amended to add the following clause on the end of such definition:

     ", excluding any HUMVEE vehicles (as each such term is defined in Amendment No. 14)."

         (3) The term "Inventory" shall be amended to add the word ", HUMVEES" after each time that the word "Hummer" appears in such definition.

     1.3 Interpretation.
         --------------

         (1) For purposes of this Amendment, all terms used herein, including but not limited to, those terms used and/or defined herein or in the recitals hereto shall have the respective meanings assigned thereto in the Loan Agreement.

         (2) Until the execution and delivery of any GM Agreement, any reference to such GM Agreement herein shall refer to the most recent draft of such agreement provided by Borrower to Lender prior to the date hereof; provided, that, in each case, to the extent such agreement contains any terms
--------  ----
which are different in any material respect (in the determination of Lender) from such drafts (including any terms in such draft which have not been completed as of the date of such draft), such new or different terms must be acceptable to Lender. On and after the execution and delivery of such GM Agreement, the delivery to Lender of a true, correct and complete copy thereof and the appraisal by Lender of changed terms as described above, any reference to such agreement shall be to the agreement as so executed and delivered.


     1.  Consents and Acknowledgment.
         ---------------------------

     1.4 Consents.  Subject to the satisfaction of each of the terms and
         --------
conditions contained herein, Lender hereby consents to the following:

         (1) the assignment by Borrower to GM of the HUMMER Trademark pursuant to the GM Assignment;

         (2) the Indebtedness of Borrower to GM arising pursuant to the GM Loan evidenced by the GM Note to the extent permitted under Section 6.3(r) of the Loan Agreement;

         (3) the grant of a security interest in, and lien upon, the GM Collateral by Borrower to GM to secure the Indebtedness of Borrower to GM arising pursuant to the GM Loan evidenced by GM Note;

         (4) the amendments to the Senior Note Indenture pursuant to the Supplemental Senior Note Indenture (as in effect on the date hereof);

         (5) the issuance of additional shares of common stock of Borrower to GM pursuant to the GM Equity Conversion Agreement;

         (6) Indebtedness of Borrower to a financial institution up to $5,500,000 to be incurred in connection with Borrower's acquisition of the Existing Facility and the grant of a lien and security interest upon the Existing Facility to such financial institution to secure such indebtedness; provided, that, Borrower complies with the terms of Sections 4.7, 6.3(d) and
--------  ----
6.5(e) of the Loan Agreement;

         (7) the Capital Expenditures by Borrower in connection with the acquisition of the Existing Facility, construction of the HUMMER Annex and otherwise under the GM Agreements as permitted pursuant to Section 3.4 hereof; and

         (8) contract assembly work by Borrower for GM pursuant to the GM Agreements.

     1.5 Acknowledgments.
         ---------------

         (1) The grant by Borrower to GM of the right to use the GM Collateral, the Equipment, the Real Property and de minimus amounts of consumable supplies
                                     -- -------
of Borrower which shall in no event constitute Eligible Inventory shall be permitted under Section 4.7 of the Loan Agreement and the Lender acknowledges that the requirements of Section 4.7 of the Loan Agreement have been satisfied so long as (i) Lender shall have received true, correct and complete copies of the GM Agreements, duly authorized, executed and delivered by GM and Borrower and such agreement is in full force and effect and GM and Borrower have complied with the terms thereof, and (ii) GM shall only have the right to use such Equipment, Real Property and de minimus amounts of consumable supplies of
                             -- -------
Borrower to the extent that it is reasonably necessary for the production of New Vehicles by GM after the occurrence of the events set forth in the GM Right of Access Agreement which entitles GM to the right to use such assets.

         (2) Subject to the terms of this Amendment No. 14, the performance by Borrower of the GM Agreements shall be permitted under Section 6.11 of the Loan Agreement.

     2. Amendments.
        ----------

     1.6 Loans.
         -----

         (1) Section 2.1 (a) of the Loan Agreement is hereby amended and restated as follows:

         "(a) Subject to, and upon the terms and conditions contained herein, at Borrower's request, Lender shall, in its discretion, make Loans to Borrower, in such amounts from time to time as Lender shall determine, in its discretion, of up to:

               (1) ninety (90%) percent of the Net Amount of Eligible Accounts
                         (or such greater or lesser percentage thereof as Lender may determine from time to time); plus

               (2) fifty (50%) percent of the value of Eligible HUMVEE Finished
                         Goods Inventory (or such greater or lesser percentage thereof as Lender may determine from time to time); plus

               (3) fifty (50%) percent of the value of Eligible HUMVEE Service
                         Parts Inventory (or such greater or lesser percentage thereof as Lender may determine from time to time); plus

               (4) twenty (20%) percent of the value of Eligible HUMVEE Work-in-
                         Process Inventory (or such greater or lesser percentage thereof as Lender may determine from time to time); plus

               (5) thirty-five (35%) percent of the value of Eligible Non-Hummer
                         Parts Inventory (or such greater or lesser percentage thereof as Lender may determine from time to time)."

          (2) Section 2.1(d) of the Loan Agreement is hereby amended to delete the reference to Sections 2.1(a)(ii), (iii), (iv), (v) and (vii) therein and replace it with the following reference: "Sections 2.1 (ii), (iii), (iv) and
(v)".


     1.7 Indebtedness.
         ------------

         (1) Section 6.3 of the Loan Agreement is hereby amended to add the following to the end of Section 6.3(d) of the Loan Agreement:

     ", except, that, Borrower may also incur Indebtedness to a financial institution in an amount not to exceed $5,500,000 in connection with the acquisition of the Existing Facility so long as Borrower complies with Sections 4.7 and 6.5 (e) of the Loan Agreement;"

         (a)   Section 6.3 of the Loan Agreement is hereby amended to add a new
Section 6.3(r) to the Loan Agreement:

     "(r) Indebtedness of Borrower to GM arising after the date hereof pursuant to loans in cash or immediately available funds by GM to Borrower as evidenced by the GM Note, provided, that, (i) such Indebtedness shall not
                               --------  ----
     bear any interest, (ii) such Indebtedness is, and shall only be secured by, the security interests and liens upon the GM Collateral as permitted under
     Section 6.5(k) hereof, (iii) the rights and remedies of GM arising in connection with or pursuant to the GM Loan are limited to recourse against the GM Collateral and Borrower does not have any personal liability to GM in respect of the obligations of Borrower to GM arising pursuant to the GM Loan (such that Borrower does not have any liability in the event of any deficiency for amounts owing to GM after GM has exercised its rights and remedies with respect to the GM Collateral), (iv) the terms and conditions of such Indebtedness shall be acceptable in all respects to Lender, (v) the proceeds of the loan giving rise to such Indebtedness shall be used for:
     (A) the engineering and construction of the HUMMER Annex, (B) the purchase of certain machinery and equipment for use in the production of the New Vehicle; and (C) costs required for Borrower to prepare to assemble the New Vehicles (except for the cost of the time of Borrower's management and employees dedicated to the performance of the activities contemplated by the GM Agreements), (vi) such Indebtedness shall not exceed approximately the amount set forth in Exhibit A hereto

     (less the aggregate amount of all repayments or repurchases of principal in respect thereof), (vii) Borrower shall not, directly or indirectly, make any payments with respect to such Indebtedness, including, but not limited to any prepayments or any non-mandatory payments, except that (A) GM may
                                                       ------ ----
     obtain payments in respect of such Indebtedness by offsetting against the assembly fee otherwise payable to Borrower pursuant to the terms of the GM Assembly Agreement in an amount equal to the aggregate principal amount of the GM Loan made to Borrower divided by the number of New Vehicles set forth in Exhibit A hereto for each New Vehicle delivered by Borrower to GM pursuant to the GM Assembly Agreement, and (B) Borrower may make prepayments in respect of the GM Note pursuant to the terms of the GM Equity Conversion Agreement so long as (1) as of the date of any such prepayment and after giving effect thereto, the Excess Availability shall not have been less than $10,000,000, and for each of the thirty (30) consecutive days immediately prior to any such prepayment, Excess Availability shall not be less than $10,000,000, (2) Lender shall have received not less that seven (7) days prior written notice of the intention of Borrower to make such prepayment, together with such information with respect thereto as Lender may request, and (3) as of the date of any such prepayment and after giving effect thereto, no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred, (viii) Borrower shall not, directly or indirectly, (A) amend, modify, alter or change any terms of such Indebtedness or any of the GM Agreements, or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and
     (ix) Borrower shall furnish to Lender all notices or demands in connection with such Indebtedness either received by Borrower or on its behalf, promptly after the receipt thereof or sent by Borrower or on its behalf concurrently with the sending thereof, as the case may be."

     1.8 Limitations on Liens. Section 6.5 of the Loan Agreement is hereby
     --- --------------------
amended to add a new Section 6.5(j) as follows:

         "(j) the purchase money mortgages or other purchase money liens or security interests upon the GM Collateral in favor of GM pursuant to the GM Security Agreement to secure the Indebtedness of Borrower to GM permitted under Section 6.3(r) above."

     1.9 Sale of Assets, Consolidation, Merger, Dissolution, Etc.  Section 6.11
     --- -------------------------------------------------------
of the Loan Agreement is hereby amended to add the following clause to the end of Section 6.11(b):

         "except, that, Borrower may assign the HUMMER Trademark to GM pursuant
          ------  ----
     to the GM Assignment (as in effect on the date of Amendment No. 14) and may issue stock to GM pursuant to the GM Equity Conversion Agreement,"

     2.1 Capital Expenditures. Section 6.14 of the Loan Agreement is hereby
         --------------------
amended to add the following clause to the end of Section 6.14(b) immediately before the period:

         "provided, that, such limitation shall not apply to the Capital
          --------  ----
     Expenditures by Borrower (i) of up to $5,500,000 for the purpose of acquiring the Existing Facility, and (ii) made with the proceeds of the GM Loan utilized to construct the HUMMER Annex and for Capital Expenditures pursuant to Borrower's arrangements with GM under the GM Agreements."

     2.2 Properties in Good Condition.  Section 6.17 of the Loan Agreement is
         ----------------------------
hereby amended to add on the following clause to the end of the third sentence of Section 6.17(b):

         "provided, that, Borrower may obtain certain parts and supplies on
          --------  ----
     consignment from GM needed for use in the assembly of the New Vehicles so long as such parts and supplies shall at all times be segregated and separately identifiable as consigned goods and in any report with respect to the Inventory delivered to Lender under Section 6.21(a)(v) hereof, such parts and supplies shall be separately and clearly identified."

     2.  Eligible Accounts.   Without limiting any right of Lender to determine
         -----------------
whether an Account is an Eligible Account or the amount of such Account which may be an Eligible Account (including any Accounts which may be owing by GM to Borrower), any Account payable by GM shall only be an Eligible Account to the extent of the amount owing by GM to Borrower after reduction by the amount which GM has the right to set off against such Account under the terms of the GM Assembly Agreement in payment of amounts owing to GM under the GM Note or otherwise, and shall constitute an Eligible Account so long as such Account would other otherwise satisfy the requirements of the definition of Eligible Accounts.

     3.  Collateral.
         ----------

     3.1 GM Collateral.  Notwithstanding anything to the contrary contained in
         -------------
Section 4 of the Loan Agreement, upon the satisfaction of each of the conditions to the effectiveness of this Amendment No. 14, Lender hereby agrees that the Collateral shall not include the GM Collateral.

     3.2 Release of HUMMER Trademark.  Upon the satisfaction of each of the
         ---------------------------
conditions to the effectiveness of this Amendment No. 14, Lender shall at Borrower's cost and expense release its security interest in and lien upon the HUMMER Trademark (identified in Exhibit B hereto) to the extent such assets have been validly transferred and assigned to GM pursuant to the GM Assignment.

     3.  Representations, Warranties and Covenants.   In addition to the
         ------------------------------------------
continuing representations, warranties and covenants at any time made by Borrower to Lender pursuant to the other Financing Agreements, Borrower hereby represents, warrants and covenants with and to the Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

     3.3 GM Agreements.
         -------------

         (1) The latest drafts of the GM Agreements have been delivered to Lender and have been annexed hereto as Exhibit C and the final form of such agreements shall be the same as such drafts or shall contain such new or different terms as Lender may otherwise specifically agree pursuant to Section 1.3(b) of this Amendment No. 14.

         (2) Borrower has received all necessary consents and approvals of third parties, to the transactions contemplated by the GM Agreements including, the Trustee and the holders of the Senior Notes.

         (3) No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions described in the GM Agreements and no governmental or other action or proceeding has been threatened or commenced, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the GM Agreements.

         (4) None of the Collateral shall be located in the HUMMER Annex except,
                                                                         ------
that, a total of eighteen (18) Hummers, at any one time, may be located therein
----
while such vehicles are in the process of being painted.

         (5) The only assets of Borrower which may be subject to the GM Right of Access Agreement are the assets which constitute the GM Collateral and certain of the Equipment, Real Property and de minimus amounts of consumable supplies of
                                    -- -------
Borrower which shall in no event constitute Eligible Inventory; provided, that,
                                                                --------- ----
(i) GM shall only have the right to use any of such Equipment, Real Property and de minimus amounts of consumable supplies of Borrower to the extent that it
    -- -------
is reasonably necessary for the production of New Vehicles by GM after the occurrence of the events set forth in the GM Right of Access Agreement which entitle GM to the right to use such assets, (ii) the use thereof by GM does not impair, hinder, delay or interfere with the ability of Borrower, Lender or its designees to manufacture, distribute, produce, sell or otherwise deal with any of the Collateral or of

Lender to sell or otherwise realize on the Collateral, and (iii) such Equipment or Real Property is not then being used by Borrower, Lender or on its behalf or anticipated to be used by Borrower, Lender or on its behalf shortly thereafter in the manufacture, distribution, production, sale of, or to otherwise deal with, any of the Collateral.

         (6) The proceeds of the GM Loan are and shall be sufficient for the construction of the HUMMER Annex and the purchase of the machinery and equipment required for the assembly of the New Vehicle by Borrower in accordance with the terms of the GM Agreements. Borrower shall have good and marketable title to all assets purchased with the proceeds of the GM Loan and otherwise relating to the HUMMER Annex. GM shall provide Borrower with all of the parts and supplies (except for de minimus amounts of consumable supplies) needed for the assembly
            -- -------
of the New Vehicle. All of such parts and direct materials shall at all times be segregated and separately identifiable as assets of GM. In no event shall any report with respect to the Inventory include any such parts, supplies or de
                                                                             --
minimus amounts of consumable supplies, except to the extent separately and
-------
clearly identified.

         (7) Within thirty (30) days after the end of each month, Borrower shall deliver a report to Lender setting forth the outstanding balance of the GM Loan.

     3.4 Supplemental Senior Note Indenture.  Borrower has received all consents
         ----------------------------------
required in order for the Supplemental Senior Note Indenture to be binding and enforceable with respect to the Trustee and each of the holders of the Senior Notes which consents are valid and in full force and effect.

     3.5 No Default.  No Event of Default exists on the date of Amendment No. 14
         ----------
immediately after giving effect to the amendments to the Loan Agreement made by the provisions of Amendment No. 14.

     3.6 Corporate Power and Authority.  This Amendment has been duly executed
         -----------------------------
and delivered by Borrower, AM Sales and General Engine and is in full force and effect as of the date of Amendment No. 14 and the agreements and obligations of Borrower contained herein constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

     3.7 Additional Items to be Delivered.
         --------------------------------

         (1) Borrower hereby agrees that, in addition to all other terms, conditions and provisions set forth in the other Financing Agreements, Borrower shall deliver or cause to be delivered to Lender, the following items, each in form and substance satisfactory to Lender, as soon as possible, but in any event, by no later than January 1, 2000:

          (i) true, correct and complete copies of all of the GM Agreements, each duly authorized, executed and delivered by GM and Borrower and evidence that the transactions to be performed by the date of such delivery under each of the GM Agreements have been performed in accordance with the terms thereof in all respects, including the fulfillment (not merely the waiver, except as have been disclosed to Lender and consented to in writing by Lender) of all conditions precedent set forth therein; and

          (ii) evidence that all actions and proceedings required to be performed by the date of such delivery under the GM Agreements, applicable law or regulation have been taken and the transactions contemplated thereunder have been duly and validly consummated.

     4.  Conditions Precedent.  The effectiveness of the consents, waivers and
         --------------------
other terms and conditions contained herein shall be subject to the receipt by Lender of each of the following, in form and substance satisfactory to Lender:

     4.1 true, correct and complete copies of the Supplemental Senior Note Indenture and all related agreements, duly authorized, executed and delivered by Borrower, Trustee and any other party required for the effectiveness thereof; and

     4.2 an original of Amendment No. 14, duly authorized, executed and delivered by Borrower, AM Sales and General Engine.

     4.  Additional Events of Default.  The parties hereto acknowledge, confirm
         ----------------------------
and agree that the failure of Borrower to comply with the covenants, conditions and agreements contained herein shall constitute an Event of Default under the Financing Agreements (subject to the applicable cure period, if any, with respect thereto provided for in the Loan Agreement as in effect on the date hereof). In addition, any default by Borrower or GM under any of the GM Agreements (subject to any applicable cure period set forth therein) or the termination of any of the GM Agreements, shall constitute an Event of Default under the Financing Agreements, except as Lender may otherwise agree.


     5.  Effect of this Amendment.  Except as modified pursuant hereto, no other
         ------------------------
waivers, changes or modifications to the Financing Agreements are intended or implied, and in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of effective date hereof. Any acknowledgment or consent contained herein shall not be construed to constitute a consent to any other or further action by Borrower or to entitle Borrower to any other consent. The Loan Agreement and this Amendment shall be read and construed as one agreement. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

     6.  Further Assurances.  The parties hereto shall execute and deliver such
         ------------------
additional documents and take such additional actions as may be necessary to effectuate the provisions and purposes of this Amendment.

     7.  Governing Law.  The rights and obligations hereunder of each of the
         -------------
parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

     8.  Binding Agreement.  Without limiting any other provision in this
         -----------------
Agreement, this agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.



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                                     -14-

     9.  Counterparts.  This letter agreement may be executed in counterparts,
         ------------
but all of such counterparts shall together constitute but one and the same agreement. In making proof of this letter agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties thereto.

                              Very truly yours,

                              AM GENERAL CORPORATION

                              By:     /s/ Paul Cafiero
                                 ---------------------

                              Title: Vice President & Chief Financial Officer
                                     ----------------------------------------



ACKNOWLEDGED AND AGREED

AM GENERAL SALES CORPORATION

By:       /s/ Paul Cafiero
     ---------------------

Title:  Vice President & Chief Financial Officer
        ----------------------------------------


GENERAL ENGINE PRODUCTS, INC.

By:       /s/ Paul Cafiero
     ---------------------

Title:   Vice President & Chief Financial Officer
        -----------------------------------------


AGREED:

CONGRESS FINANCIAL CORPORATION

By:   /s/ Janet Last
    ----------------

Title:   First Vice President
       ----------------------

                                     -15-